Exhibit 10.52

[***]:  INDICATES THAT CERTAIN INFORMATION HAS BEEN OMITTED FROM THIS AGREEMENT BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

AMENDMENT NO. 8

to the

MASTER SERVICES AGREEMENT

and
SUPPLEMENT A
between

CORELOGIC SOLUTIONS, LLC

and

DELL MARKETING L.P.

Amendment 8 Effective Date December 1, 2019

This document contains proprietary and confidential information of CoreLogic and Dell. The information contained in this document may not be disclosed outside your company without the prior written permission of CoreLogic and Dell.

CORELOGIC/NTT DATA SERVICES CONFIDENTIAL

CORELOGIC/NTT DATA SERVICES CONFIDENTIAL     Amendment No. 8

Exhibit 10.52

AMENDMENT NO. 8
TO THE
MASTER SERVICES AGREEMENT

THIS AMENDMENT NO. 8 (this "Amendment") is entered into as of December 1, 2019 (the "Amendment Date") by and between CoreLogic Solutions LLC ("CoreLogic") and NTT DATA Services, LLC ("Supplier") to be effective as of December 1, 2019, (the "Amendment Effective Date").

WHEREAS, CoreLogic and Supplier are parties to a MSA and Supplement A, each dated as of July 19, 2012; and Amendments 1 through 7.

WHEREAS, CoreLogic and Supplier intend to further amend and restate the Agreement documents set forth below to remove software asset management services from scope.

NOW THEREFORE, in consideration of the mutual promises and covenants contained in this Amendment, and of other good and valid consideration, the receipt and sufficiency of which is hereby acknowledged, CoreLogic and Supplier hereby agree as follows:

1. APPLICABILITY OF PROVISIONS OF THE AGREEMENT

This Amendment is subject to, and shall be governed by, all of the provisions of the Agreement, except to the extent such provisions are expressly modified by this Amendment. Capitalized terms used herein shall have the respective meaning ascribed to each by the Agreement except as otherwise expressly set forth in this Amendment.

2. NEW AND AMENDED CONTRACT DOCUMENTS

Effective as of 12:00:01 a.m., U.S. Pacific Time on the Amendment Effective Date:

3.2 Amended and Restated Contract Documents. The following contract documents are hereby stricken in their entirety and replaced, respectively with those attached to this Amendment:

Schedule A-2.02 Service Management Services

•	Under Section 3.2.1 Asset Management, removed all references to Software Asset Management.

•	Under Section 3.4 Software License Management, removed tasks 3.4.1-3.4.10 and added 3.4.11 to clarify access to software inventory.

Schedule A-2.04 Server Services

•	Under Section 1.2.2.8, Changed RACI responsibility from P to A for Supplier, and added P for CoreLogic.

Schedule A-2.06 End User Device Support and Messaging Services

•	Under Section 2.31 added "as it pertains to Equipment only" to the last line in the description.

•	Under Section 2.33 added "as it pertains to Equipment only" to the last line in the description.

•	Under Section 2.34 stuck the following from the description, and update the CMDB/Software License Management System

Schedule A-8.02 Supplier Tools and CoreLogic Tools

•	CoreLogic Tools Sheet, added Row 49: Snow Software for Midrange and Server for Software Inventory.

•	CoreLogic Tools Sheet, added Row 50: Snow Software for Desktop for Software Inventory.

Schedule A-4.01 Baseline Charges

CORELOGIC/NTT DATA SERVICES CONFIDENTIAL     Amendment No. 8

Exhibit 10.52

•
In Sheet A-4.1 Baseline Charges, updated the sheet to include 2019 annual ECA changes and updated the Account Management and Service Management fixed fee for 2019 and 2020 (cells I5 and J5) by removing the Flexera License Cost; and documented this change in footnote D.

Schedule A-4.02 Baseline Volumes

•	In Sheet A-4.3 Baseline Volumes, updated sheet to include new Resource Units from Work Order 302 into rows 26 through 32 - Office 365 Support and documented this change in footnote xx.

Schedule A-4.04 ARC/RRC Rates

•	In Sheet A-4.4 ARC/RRC Rates, updated ARC/RCC rates to include annual 2019 ECA adjustment; added New Resource Units per Work Order 302, and documented this change in the footnote in row 90.

Schedule A-4.07 Rate Card

•	In Sheet A-4.7 Rate Card, updated all the rates with the 2019 Annual ECA adjustment.

Schedule A-12 Reports

•	For Report 25 Asset Reporting, struck all references to Software and Software License counts.

•	For Report 26 Configuration Management, struck reference to Software.

3. GOVERNING LAW.

This Amendment shall be governed by and construed in accordance with the terms set forth in Section 19.4 of the Agreement.

4. HEADINGS.

The article and section headings and the table of contents used herein are for reference and convenience only and will not be considered in the interpretation of this Amendment.

5. OTHER PROVISIONS OF THE AGREEMENT UNCHANGED.

Except as specifically amended by this Amendment, all other provisions of the Agreement shall remain in full force and effect and shall not be altered by this Amendment.

6. SIGNATURES.

This Amendment may be signed in multiple counterparts, each of which shall be an original but all of which shall constitute one and the same Amendment. Signatures to this Amendment sent by facsimile or by PDF shall be deemed for all purposes to be the same as original signatures.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their respective duly authorized representatives as of the Amendment Effective Date.

CORELOGIC SOLUTIONS, LLC
By: /s/ Kevin Tang
__________________________________
Printed Name: Kevin Tang
__________________________________
Title: Sr. Leader, SCVM
___________________________________
12/2/2019

NTT DATA SERVICES, LLC

CORELOGIC/NTT DATA SERVICES CONFIDENTIAL     Amendment No. 8

Exhibit 10.52

By: /s/ John Evans
__________________________________
Printed Name: John Evans
____________________________________
Title: Client Executive
_____________________________________
12/1/2019

CORELOGIC/NTT DATA SERVICES CONFIDENTIAL     Amendment No. 8